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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: October 22, 2003
(Date of earliest event reported)

Commission File No. 333-105940

                    Banc of America Mortgage Securities, Inc.
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        Delaware                                         36-4514369
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

 201 North Tryon Street, Charlotte, North Carolina         28255
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Address of principal executive offices                   (Zip Code)

                                 (704) 387-8239
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               Registrant's Telephone Number, including area code

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   (Former name, former address and former fiscal year, if changed since last report)

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ITEM 5. Other Events

     Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letter.

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ITEM 7. Financial Statements and Exhibits

        (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                    Description
-----------                                    -----------
   (99)                                        Computational Materials
                                               prepared by Banc of America
                                               Securities LLC in connection
                                               with Banc of America Mortgage
                                               Securities, Inc., Mortgage
                                               Pass-Through Certificates, Series
                                               2003-8

                                      -3-

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   BANC OF AMERICA MORTGAGE
                                                   SECURITIES, INC.

October 22, 2003

                                                   By:  /s/ Judy Lowman
                                                        --------------------
                                                        Judy Lowman
                                                        Vice President

                                      -4-

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                                INDEX TO EXHIBITS

                                                             Paper (P) or
Exhibit No.           Description                            Electronic (E)
-----------           -----------                            --------------
   (99)               Computational Materials                   P
                      prepared by Banc of America
                      Securities LLC in connection
                      with Banc of America Mortgage
                      Securities, Inc., Mortgage
                      Pass-Through Certificates, Series
                      2003-8

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